SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2004

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway

Suite B-200

Austin, Texas 78746

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K of HealthTronics, Inc. (the “Company”) dated November 10, 2004 as previously filed with the Securities and Exchange Commission to furnish under Item 9.01, “Financial Statements and Exhibits”, the financial statements and pro forma financial information required to be filed in connection with the merger (the “Merger”) of Prime Medical Services, Inc. (“Prime”) with and into the Company. For purposes of the information provided under Item 9.01 below, Prime was treated as the acquirer for accounting purposes in the Merger and thus the financial statements and pro forma financial information presented relate to those of HealthTronics Surgical Services, Inc. (the “Acquired Business”), as the “business acquired” in the Merger.

On November 9, 2004, the Company dismissed its independent registered public accountants, Ernst & Young LLP (“E&Y”), and on November 10, 2004 the Company selected KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accountants to audit its financial statements for the fiscal year ending December 31, 2004. At that time, the definitive engagement of KPMG to serve as the Company’s independent auditors was contingent upon the completion of KPMG’s standard client evaluation procedures. These procedures are now complete.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The report of Ernst & Young LLP dated February 25, 2004 (except for Note 23, as to which the date is March 5, 2004) and the Acquired Business’ and subsidiaries’ consolidated balance sheets as of December 31, 2003 and 2002, and the related consolidated statements of income, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2003 and the notes related to the foregoing are incorporated herein by reference to Item 15(a) of the Acquired Business’ Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 15, 2004.

The Acquired Business’ and subsidiaries’ condensed consolidated balance sheets as of September 30, 2004 and December 31, 2003, the related condensed consolidated statements of operations for the three-month and nine-month periods ended September 30, 2004 and 2003 and condensed consolidated statements of cash flows for the nine months ended September 30, 2004 and 2003 and the notes related to the foregoing are incorporated herein by reference to Part I Item 1 of the Acquired Business’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed with the Securities and Exchange Commission on November 8, 2004.

(b) Pro Forma Financial Information.

The Acquired Business’ pro forma condensed balance sheet, statements of income and accompanying notes are incorporated herein by reference to Exhibit 99.3 hereto.

(c) Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Ernst & Young LLP.

99.1	HealthTronics Surgical Services, Inc. and subsidiaries’ consolidated balance sheets as of December 31, 2003 and 2002, and the related consolidated statements of income, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2003 and the accompanying notes related to the foregoing (incorporated by reference to Item 15(a) of HealthTronics Surgical Services, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 15, 2004).

99.2	HealthTronics Surgical Services, Inc. and subsidiaries’ condensed consolidated balance sheets as of September 30, 2004 and December 31, 2003, the related condensed consolidated statements of operations for the three-month and nine-month periods ended September 30, 2004 and 2003 and condensed consolidated statements of cash flows for the nine months ended September 30, 2004 and 2003 and the notes related to the foregoing (incorporated by reference to Part I Item 1 of HealthTronics Surgical Services, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed with the Securities and Exchange Commission on November 8, 2004).

99.3	HealthTronics Surgical Services, Inc. pro forma condensed balance sheet, statements of income and accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC.
(Registrant)

Dated: January 20, 2005	By:	/s/ James S. B. Whittenburg
	Name:	James S. B. Whittenburg
	Title:	Senior Vice President – Development,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.

99.1	HealthTronics Surgical Services, Inc. and subsidiaries’ consolidated balance sheets as of December 31, 2003 and 2002, and the related consolidated statements of income, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2003 and the accompanying notes related to the foregoing (incorporated by reference to Item 15(a) of HealthTronics Surgical Services, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 15, 2004).

99.2	HealthTronics Surgical Services, Inc. and subsidiaries’ condensed consolidated balance sheets as of September 30, 2004 and December 31, 2003, the related condensed consolidated statements of operations for the three-month and nine-month periods ended September 30, 2004 and 2003 and condensed consolidated statements of cash flows for the nine months ended September 30, 2004 and 2003 and the notes related to the foregoing (incorporated by reference to Part I Item 1 of HealthTronics Surgical Services, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed with the Securities and Exchange Commission on November 8, 2004).

99.3	HealthTronics Surgical Services, Inc. pro forma condensed balance sheet, statements of income and accompanying notes.